SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 1997
                          INSTITUTIONAL FIDUCIARY TRUST
                             MONEY MARKET PORTFOLIO
           FRANKLIN U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO
                   FRANKLIN U.S. TREASURY MONEY MARKET PORTFOLIO
         FRANKLIN INSTITUTIONAL ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
               FRANKLIN INSTITUTIONAL ADJUSTABLE RATE SECURITIES FUND
                 FRANKLIN U.S. GOVERNMENT AGENCY MONEY MARKET FUND
                           FRANKLIN CASH RESERVES FUND
                             DATED NOVEMBER 1, 1996

As of January 1, 1997, certain Franklin Templeton Funds began offering a new class of shares, designated "Advisor Class." Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund. Beginning on or about May 1, 1997, Class Z shares of Franklin Mutual Series Fund Inc. may also be exchanged for shares of the Fund.

The discussion under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

*Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.

January 1, 1997